                                                                    EXHIBIT 23a

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (Nos. 333-70569, 33-62721, and 33-70526) and in the Registration Statement on Form S-8 (No. 33-88410).



                                                            ARTHUR ANDERSEN LLP



         Orange County, California
         September 24, 1999